UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

ContraFect Corporation (the “Company”) held a Special Meeting of Stockholders on January 31, 2020 (the “Special Meeting”), at which the Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10 and to decrease the number of authorized shares of the Company’s common stock to 125,000,000 shares (the “Reverse Stock Split”).

At approximately 5:45 p.m., Eastern Time, on February 3, 2020 (the “Effective Time”), the Company filed a Certificate of Amendment to Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split with the Secretary of State of the State of Delaware. The Certificate of Amendment also decreased the number of authorized shares of the Company’s common stock from 200,000,000 shares to 125,000,000 shares, but did not change the par value of the Company’s common stock. The Reverse Stock Split became effective at the Effective Time, at which time every ten (10) shares of the Company’s issued common stock automatically combined into one issued share of the Company’s common stock.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information in Item 5.03 is incorporated herein by reference. At the Special Meeting, the Company’s stockholders took the following actions:

1. The Company’s stockholders voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split by a vote of 112,192,521 shares of common stock for, 11,849,163 shares of common stock against and 1,982,554 shares of common stock abstaining. There were no broker non-votes in connection with this proposal.

2. The Company’s stockholders voted to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve Proposal 1 by a vote of 112,474,698 shares of common stock for, 11,038,200 shares of common stock against and 2,511,340 shares of common stock abstaining. There were no broker non-votes in connection with this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ContraFect Corporation, dated February 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: February 4, 2020	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel and Corporate Secretary